The AAL Mutual Funds

Supplement dated November 2, 1998, to the prospectuses dated July 1, 1998, for The AAL Small Cap Stock, Mid Cap Stock, International, Capital Growth, Equity Income, Balanced, High Yield Bond, Municipal Bond, Bond and Money Market Funds, and to the prospectus dated September 1, 1998, for The AAL U.S. Government Zero Coupon Target Funds, Series 2001 and Series 2006.


BOARD OF TRUSTEES

On October 30, 1998, The AAL Mutual Funds' shareholders re-elected the six Trustees serving on the Board and elected Edward W. Smeds to fill a vacant seat on the Board of Trustees effective January 1, 1998.

Edward W. Smeds          Retired;  President,  Customer Service and Operations,  Kraft
10 Regent  Wood  Road    Foods  from  1991 to 1994;  President,  Kraft  Foods  Canada
Northfield,  IL 60093    from 1989 to 1990; Chairman,  Board of Trustees,  Carthage
                         College.


INDEPENDENT ACCOUNTANTS

On  October   30,   1998,   The  AAL   Mutual   Funds'   shareholders   ratified
PriceWaterhouseCoopers LLP as independent accountants for the Funds.

SUB-ADVISORY AGREEMENT FOR THE AAL INTERNATIONAL FUND

On October 30, 1998, The AAL International Fund's shareholders approved a sub-advisory agreement with Oechsle International Advisers LLC. On November 1, 1998, Oechsle LLC replaced Societe Generale Asset Management Corp. [SoGen] as the sub-adviser for The AAL International Fund. All references to SoGen as the current sub-adviser are hereby eliminated.

Oechsle Group, LLC, a Delaware limited liability company, with principal offices at One International Place, Boston, Massachusetts 02110, is the member manager of Oechsle LLC and owns an interest of approximately 44% in Oechsle LLC. The management policies and control of Oechsle LLC, subject to certain limitations, are vested exclusively in Oechsle Group LLC. The day-to-day management of Oechsle LLC is exercised by the management committee of Oechsle Group LLC, which consists of: S. Dewey Keesler, Jr., L. Sean Roche, Stephen P. Langer, Warren Walker and Andrew S. Parlin.

Oechsle LLC makes the day-to-day investment decisions for the Fund portfolio under AAL CMC's direction and control. Oechsle LLC determines which securities to purchase and sell, arranges the purchases and sales and gives other help in formulating and implementing the investment program for The AAL International Fund portfolio.

The portfolio managers for The AAL International Fund are Kathleen Harris and Sean Roche. Ms. Harris has been a portfolio manager at Oechsle since January 1995. Prior to this, she was portfolio manager and investment director for the State of Wisconsin Investment Board and a fund manager and equity analyst for Northern Trust Company. Mr. Roche has been a general partner and portfolio manager with Oechsle since 1986.

Pursuant to the sub-advisory agreement, the sub-advisory fees paid by the Adviser, AAL CMC, to Oechsle LLC, will be 0.40 of 1% of average daily net assets of $50 million or less and 0.35 of 1% of average daily net assets over $50 million.

INVESTMENT OBJECTIVE OF THE AAL SMALL CAP STOCK FUND

On October 30, 1998, The AAL Small Cap Stock Fund's shareholders approved the elimination of the market capitalization threshold from the fundamental investment objective of the Fund. The Board of Trustees will now establish the market capitalization threshold as a nonfundamental investment policy for The AAL Small Cap Stock Fund. The market capitalization threshold for The AAL Small Cap Stock Fund is now $1.5 billion.

INVESTMENT OBJECTIVE OF THE AAL MID CAP STOCK FUND

On October 30, 1998, The AAL Mid Cap Stock Fund's shareholders approved the elimination of the market capitalization threshold from the fundamental investment objective of the Fund. The Board of Trustees will now establish the market capitalization threshold as a nonfundamental investment policy for The AAL Mid Cap Stock Fund. The market capitalization threshold for The AAL Mid Cap Stock Fund is now $6.0 billion.


C-50042I16  10/98